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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 1, 2008

                             ZOLTEK COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


       MISSOURI                      0-20600                43-1311101
   (State or other              (Commission File         (I.R.S. Employer
   jurisdiction of                   Number)              Identification
    organization)                                             Number)


   3101 MCKELVEY ROAD
   ST. LOUIS, MISSOURI                                         63044
   (Address of principal executive offices)                  (Zip Code)

                                (314) 291-5110
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
       (Former name or former address if changed since last report)

                       ----------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            On December 1, 2008, Zoltek Companies, Inc. (the "Registrant") issued a press release announcing its financial results for the quarter and fiscal year ended September 30, 2008. A copy of the press release is attached hereto and incorporated herein as Exhibit 99. The information in this Item 2.02 of Form 8-K, including Exhibit 99 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial statements of businesses acquired. Not applicable.
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      (b)   Pro forma financial information. Not applicable.
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      (c)   Exhibits. See Exhibit Index.
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 4, 2008

                                      ZOLTEK COMPANIES, INC.



                                      By /s/ Zsolt Rumy
                                         ---------------------------------
                                         Zsolt Rumy
                                         Chief Executive Officer


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                                  EXHIBIT INDEX



  Exhibit
  Number                           Description
  ------                           -----------

    99      Press Release, dated December 1, 2008.









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